Exhibit 99.2

1 Acquisition of APS Payments October 2019

Disclaimer

On July 11, 2019, Thunder Bridge Acquisition, Ltd. ("Thunder Bridge") and Hawk Parent Holdings LLC completed their previously announced business combination (the "Business Combination") under which Thunder Bridge acquired Hawk Parent Holdings LLC, upon which Thunder Bridge changed its name to Repay Holdings Corporation ("REPAY" or the "Company"). Unless otherwise indicated, information provided in this presentation that relates to the periods prior to the closing of the Business Combination on July 11, 2019 reflect that of Hawk Parent Holdings LLC prior to the Business Combination.

The Company's filings with the Securities and Exchange Commission ("SEC"), which you may obtain for free at the SEC's website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition.

Forward-Looking Statements
This presentation (the "Presentation") contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding REPAY's industry and market sizes, future opportunities for REPAY and the estimated full year performance metrics for the APS Payments business. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in prior reports filed with the SEC and those identified elsewhere in this Presentation, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: a delay or failure to integrate and realize the benefits of the APS acquisition and any difficulties associated with marketing products and services in the B2B vertical market in which REPAY does not have any experience; a delay or failure to integrate and realize the benefits of the TriSource acquisition and any difficulties associated with operating in the back-end processing markets in which REPAY does not have any experience; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets; risks relating to REPAY's relationships within the payment ecosystem; the risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to develop and maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and we disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this Presentation. Forecasts and estimates regarding REPAY's industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Industry and Market Data
The information contained herein also includes information provided by third parties, such as market research firms. In particular, REPAY has commissioned independent research reports from Stax Inc. ("Stax") and Ernst & Young LLP ("EY" or "EY Parthenon") for market and industry information to be used by REPAY. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, such as Stax and EY, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including. but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.

No Offer or Solicitation
This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law.

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Who We Are

REPAY

Realtime Electronic Payments

A leading, omni-channel payment technology provider modernizing three diverse and underserved verticals – personal loans, automotive loans and receivables management – representing a market projected to grow to **~$535 billion of annual total payment volume by 2020[1]** of which **~$225 billion is 2020 projected annual debit payment volume**

Acquisition of APS adds the B2B vertical, which broadens REPAY's total addressable market by ~$1.1 trillion, bringing total annual projected payment volume opportunity to **$1.6 trillion[2]**

Proprietary, integrated payment technology platform **reduces complexity** for merchants and **enhances the consumer experience**

$8.5bn	27%	~97%	0.20%
LTM Card Payment Volume[3]	**Historical Processing and Service Fees CAGR[4]**	**Volume Retention[5]**	**Low Chargeback Rates[6]**

1) Source: Stax – REPAY Market Sizing Report, commissioned by REPAY; Stax prepared surveys, secondary research, and analysis. January 2018.
2) Source: EY Parthenon – ERP Market Report, commissioned by REPAY; EY prepared surveys, secondary research, and analysis. September 2019. B2B TAM represents payment volumes from ERP platforms with which APS is currently integrated.
3) Source: Management metric for LTM June 2019.
4) CAGR is from 2016A – 2018A.
5) Volume retention for YTD period as of June 2019 calculated as 1 – (Lost Volume / Total Volume Processed in Prior Year Period); "Lost Volume" represents volume realized in prior year period from merchants that have since ended their relationship with REPAY. Volume retention for full-year 2018A was 98%.
6) Source: Management data on volume processed through TriSource, representing approximately 80% of total card payment volume. Chargeback rate is YTD as of June 2019. Chargebacks, represented as a % of card payment volume, are debited from the merchant's account when the end consumer disputes a transaction with the merchant. Chargeback rate for full-year 2018A was 0.20%.

REPAY Realtime Electronic Payments

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Capitalizing on the Large, Underserved Market Opportunities in Existing and New Verticals

REPAY's three existing verticals plus the new B2B vertical represent ~$1.6tn[1] of projected annual total payment volume by 2020

Upside for increased penetration in existing and adjacent verticals

REPAY's key end markets have been underserved by payment technology and service providers due to unique market dynamics

End Market Opportunities



Growth Opportunities
2020 Projected Payment Volumes
Canada
Healthcare
Credit Unions
B2B
Expanded into the $1.1 tn B2B vertical via APS acquisition (1)
$408 bn
Automotive Loans
$69 bn
Personal Loans
$58 bn
Receivables Management
REPAY
$8.5 bn
LTM Card Payment Volume (2)

Historically, these markets predominantly utilized cash, check and ACH payments

Markets where card payments are typically not accepted; credit card payments typically not permitted in the three existing verticals

Consumers want convenience of paying with card, but their merchants frequently do not have the capability

Requires technology to process ongoing / recurring payments

REPAY
Realtime Electronic Payments

1) Source: Stax – REPAY Market Sizing Report (January 2018) and EY Parthenon – ERP Market Report (September 2019). Firm prepared surveys, secondary research, and analysis. B2B TAM represents payment volumes from ERP platforms with which APS is currently integrated.
2) Source: Management metric for LTM period as of June 2019. Not inclusive of APS volumes.

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APS Payments Acquisition

APS Overview

- APS Payments ("APS") is an integrated payments provider focused on the B2B vertical
- APS goes to market in the B2B vertical through key integrations with leading ERP platforms
- Headquartered in Mesa, AZ; employs 46 people

Transaction Details

- REPAY acquired APS for $60 million (9.2x estimated 2019 adjusted EBITDA)
  - $30 million was paid at closing (4.6x estimated 2019 adjusted EBITDA)
  - Up to $30 million may be payable through performance based earn outs, based on APS' performance for the 12-month periods ending December 2019, June 2020, and December 2020 (1)
- The closing of the acquisition was financed with a combination of $20 million cash on hand and $10 million in borrowings under REPAY's existing credit facility
- 2019 adjusted EBITDA is expected to be approximately $6.5 million (includes $0.5 million pro forma transaction processing synergies)
- Combined net leverage is expected to approximate 3.5x at year-end (2)

Strategic Rationale

- Advances REPAY's overarching strategy of being the choice payments provider to high-growth, niche verticals where our superior technology serves as a differentiator
- New vertical expansion and diversification into the +trillion dollar B2B market (3)
- Migration to REPAY's technology platform and acceleration of ERP software integrations expected to result in substantial end market expansion
- The acquisition is immediately accretive to earnings

(1) If APS fails to earn 100% of the December 2019 or the June 2020 earnouts, APS will have the opportunity to make up for these potential shortfalls via the December 2020 earnout.
(2) Calculated based on the estimated twelve months ending December 31, 2019 pro forma Adjusted EBITDA of REPAY, TriSource, and APS on a combined basis, after giving effect to new borrowings under the existing credit facility and assuming that all cash and cash equivalents, on a combined basis, offset REPAY's post-transaction indebtedness.
(3) Source: EY Parthenon – ERP Market Report, commissioned by REPAY; EY prepared surveys, secondary research, and analysis. September 2019. B2B TAM represents payment volumes from ERP platforms with which APS is currently integrated.

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6 ▪ Founded in 2008 ▪ Headquartered in Mesa, AZ ▪ APS goes to market in the B2B vertical through key integrations with leading ERP platforms ▪ APS is capitalizing on the on - going growth in B2B electronic payments, as businesses continue to move away from issuing and accepting paper checks ▪ Large merchants, high volumes, large average ticket sizes, and low attrition rates characterize the B2B space, relative to mo st payment end markets ▪ Level III Processing : Allows customers to reduce their processing expenses by automatically interfacing with the customer’s ERP system to enable preferential interchange routing ▪ Click 2 Pay : Billing presentment functionality which allows invoices to be paid and processed instantaneously ▪ Virtual Terminal : Software application allows smart devices or computers to be used to accept credit and debit card transactions ▪ PCI Compliance Assistance : Provides merchants with card number tokenization services and PCI Compliance SAQ training ▪ Boarding and Risk Management : Dedicated risk management and underwriting systems and fraud detection technology ▪ Partner Support : 360 degree reporting for resellers and channel partners, ongoing training, and joint marketing support Solutions and Services Company Overview APS Payments Acquisition